THE GABELLI GLOBAL UTILITY & INCOME TRUST One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

Filed pursuant to Rule 497(a)

File No. 333-175701

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For information:

Adam Tokar
David Schachter
Laurissa Martire
(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE	NYSE MKT – GLU
Rye, New York	CUSIP – 36242L105
June 19, 2013	NYSE MKT – GLU PrA
CUSIP – 36242L204

GABELLI GLOBAL UTILITY & INCOME TRUST

COMPLETES SUCCESSFUL RIGHTS OFFERING

RAISING $70 MILLION

Rye, NY – The Gabelli Global Utility & Income Trust (NYSE MKT:GLU) (the “Fund”) is pleased to announce the completion of its transferable rights offering (the “Offering” or “Offer”) in which the Fund issued 1,032,428 common shares and 1,032,428 newly issued Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred”), with gross proceeds of $70,721,318. Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each common share of the Fund to shareholders of record (record date shareholders) as of May 7, 2013. Holders of Rights were entitled to purchase one common share and one newly issued Series A Preferred share by submitting three Rights and $68.50 (consisting of $18.50 for each common share plus $50.00 for each Series A Preferred share (the subscription price.)

The Fund received total subscriptions (including over-subscription requests) for over 1.8 million common shares and Series A Preferred shares, totaling approximately $130 million. The Fund retained approximately $70 million with the balance returned to investors that submitted over-subscription requests. Approximately 63% of the shares issued were subscribed for in the primary subscription. Pursuant to the Offering, the remaining shares were allocated to record date shareholders who exercised their full primary subscription Rights in accordance with the terms of the over-subscription privilege.

All of the new common shares and new Series A Preferred shares subscribed for were issued on June 19, 2013. The Series A Preferred shares are expected to begin trading on the NYSE MKT on or about June 24, 2013.

The Series A Preferred will pay distributions quarterly (“dividend period”) and will have an annual dividend rate of 6.00% for the four dividend periods ending on or prior to June 26,

2014 and 3.00% for the subsequent eight dividend periods ending on or prior to June 26, 2016. Within the dividend period ending June 26, 2016, the Fund’s Board of Trustees will determine a fixed annual dividend rate that will apply for all subsequent dividend periods, which will be 200 basis points over the yield of the ten year U.S. Treasury Note, but in no case will the annual dividend rate be less than 3.00% or greater than 5.00%. The Series A Preferred will be non-callable for five years from the date of issuance, unless the redemption is necessary in the judgment of the Fund’s Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and may be put back to the Fund by shareholders during the 30-day period prior to each of June 26, 2015 and June 26, 2018.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The Gabelli Global Utility & Income Trust is a non-diversified, closed-end management investment company with $68 million in total net assets prior to the completion of the Offering whose primary investment objective is to seek a consistent level of after-tax return for its investors with an emphasis on tax advantaged dividend income under current tax law. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL), which is a publicly traded NYSE listed company.

This press release is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The Fund’s prospectus contains this and other important information and should be read carefully before investing. Visit www.gabelli.com for more information about the Fund.